Exhibit 99.1

For Immediate Release:

Miller Energy Resources Receives Subscriptions for

$5 Million in Financing Round

HUNTSVILLE, TN – April 1, 2010. Miller Petroleum, Inc. dba Miller Energy Resources (OTCBB: MILL) announced today that it has received signed subscription agreements from accredited and institutional investors to sell $5,017,002 million in Units of its equity securities in a private offering. Under the terms of the securities purchase agreement, Miller Energy Resources will issue and sell an aggregate of 1,443,432 shares of its common stock at an offering price of $3.50 per share, and will issue the subscribers five year warrants to purchase an additional 716,716 shares of common stock at an exercise price of $5.28 per share. These warrants can also be exercised on a cashless basis. Sutter Securities Incorporated acted as the finder in this transaction and will be entitled to receive a cash fee and warrants as its compensation. The closing is subject to customary closing conditions and closing is anticipated to occur on April 1, 2010. Following the closing, Miller Energy Resources has agreed to register the shares to be issued and sold in the offering, including the shares underlying the warrants, with the Securities and Exchange Commission so as to permit the public resale thereof.

“This will be the second successful equity raise for Miller Energy Resources this year,” said Scott M. Boruff, Miller CEO. “We are very pleased with the confidence investors have demonstrated in our ambitious business plan for the upcoming fiscal year and beyond. We look forward to a prompt closing of the offering.”

The Units and underlying securities to be issued in this offering are not registered under the Securities Act of 1933, as amended, or state securities laws, and unless so registered, may not be offered or sold in the United States except pursuant to an applicable exemption from the registration requirements of the Securities Act of 1933, as amended, and applicable state securities laws. This press release does not constitute an offer to sell or the solicitation of an offer to buy the Units. This press release is being issued pursuant to and in accordance with Rule 135c under the Securities Act of 1933, as amended.

About Miller

Miller Energy Resources is an oil and natural gas exploration, production and drilling company operating in multiple exploration and production basins in North America. Miller’s focus is in Cook Inlet, Alaska and in the heart of Tennessee’s prolific and hydrocarbon-rich Appalachian Basin. Miller is headquartered in Huntsville, Tennessee with offices in Anchorage, Knoxville and New York City. The company is quoted on the OTC Bulletin Board under the symbol MILL.

Statements Regarding Forward-Looking Information

This news release contains statements about oil and gas production and operating activities that may constitute “forward-looking statements” or “forward-looking information” within the meaning of applicable securities legislation as they involve the implied assessment that the resources described can be profitably produced in the future, based on certain estimates and assumptions. Forward-looking statements are based on current expectations, estimates and projections that involve a number of risks, uncertainties and other factors that could cause actual results to differ materially from those anticipated by Miller Energy Resources and described in the forward-looking statements. These risks, uncertainties and other factors include, but are not limited to, adverse general economic conditions, operating hazards, drilling risks, inherent uncertainties in interpreting engineering and geologic data, competition, reduced availability of drilling and other well services, fluctuations in oil and gas prices and prices for drilling and other well services, fluctuations in the US dollar and other currencies, the availability of sufficient capital to fund its anticipated growth, fluctuations in the prices of oil and gas, the competitive nature of its business environment, its dependence on a limited number of customers, its ability to comply with environmental regulations, changes in government regulations which could adversely impact its businesses well as other risks commonly associated with the exploration and development of oil and gas properties. Additional information on these and other factors, which could affect Miller’s operations or financial results, are included in Miller’s reports on file with United States securities regulatory authorities. Miller Energy Resources’ actual results could differ materially from those anticipated in these forward- looking statements as a result of a variety of factors, including those discussed in its periodic reports that are filed with the Securities and Exchange Commission and available on its Web site (www.sec.gov). All forward-looking statements attributable to Miller Energy Resources or to persons acting on its behalf are expressly qualified in their entirety by these factors. Investors should not place undue reliance on these forward-looking statements, which speak only as of the date of this press release. We assume no obligation to update forward-looking statements should circumstances or management’s estimates or opinions change unless otherwise required under securities law.

For more information, please contact the following:

CONTACT:

Robert L. Gaylor

SVP Investor Relations

Miller Energy Resources

3651 Baker Highway

P.O. Box 130

Huntsville, Tennessee 37756

Phone: 423-663-9457

Fax: 423-663-9461

Web Site: http://www.millerenergyresources.com